                                                                    EXHIBIT 99.3

Nov-2000                            1995-A                                Page 1





                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1995-A
                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)

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RECEIVABLES
-----------

Beginning of the Month Principal Receivables:                                      $2,954,073,738.94
Beginning of the Month Finance Charge Receivables:                                   $147,551,019.69
Beginning of the Month Discounted Receivables:                                                 $0.00
Beginning of the Month Total Receivables:                                          $3,101,624,758.63

Removed Principal Receivables:                                                                 $0.00
Removed Finance Charge Receivables:                                                            $0.00
Removed Total Receivables:                                                                     $0.00

Additional Principal Receivables:                                                              $0.00
Additional Finance Charge Receivables:                                                         $0.00
Additional Total Receivables:                                                                  $0.00

Discounted Receivables Generated this Period:                                                  $0.00

End of the Month Principal Receivables:                                            $2,942,677,284.07
End of the Month Finance Charge Receivables:                                         $146,451,282.84
End of the Month Discounted Receivables:                                                       $0.00
End of the Month Total Receivables:                                                $3,089,128,566.91

Special Funding Account Balance                                                                $0.00
Aggregate Invested Amount (all Master Trust II Series)                             $2,300,000,000.00
End of the Month Transferor Amount                                                   $642,677,284.07
End of the Month Transferor Percentage                                                        21.84%

DELINQUENCIES AND LOSSES
------------------------

End of the Month Delinquencies:

     30-59 Days Delinquent                                                            $72,983,755.33
     60-89 Days Delinquent                                                            $51,239,103.49
     90+ Days Delinquent                                                              $94,024,355.36

     Total 30+ Days Delinquent                                                       $218,247,214.18
     Delinquent Percentage                                                                     7.07%

Defaulted Accounts During the Month                                                   $20,141,082.40
Annualized Default Percentage                                                                  8.18%
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Nov-2000                            1995-A                                Page 2

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

Principal Collections                                                                $353,131,515.63
Principal Payment Rate                                                                        11.95%

Total Payment Rate                                                                            12.89%

INITIAL INVESTED AMOUNTS
     Class A Initial Invested Amount                                                 $368,000,000.00
     Class B Initial Invested Amount                                                  $32,000,000.00
                                                                                     ---------------
TOTAL INITIAL INVESTED AMOUNT                                                        $400,000,000.00

INVESTED AMOUNTS
     Class A Invested Amount                                                         $368,000,000.00
     Class B Invested Amount                                                          $32,000,000.00
                                                                                     ---------------
TOTAL INVESTED AMOUNT                                                                $400,000,000.00

FLOATING ALLOCATION PERCENTAGE                                                                13.54%

PRINCIPAL ALLOCATION PERCENTAGE                                                               13.54%

MONTHLY SERVICING FEE                                                                    $500,000.00

INVESTOR DEFAULT AMOUNT                                                                $2,727,228.12

CLASS A AVAILABLE FUNDS
-----------------------

CLASS A FLOATING ALLOCATION PERCENTAGE                                                        92.00%

     Class A Finance Charge Collections                                                $6,320,834.79
     Other Amounts                                                                             $0.00

TOTAL CLASS A AVAILABLE FUNDS                                                          $6,320,834.79

     Class A Monthly Interest                                                          $2,106,800.00
     Class A Servicing Fee                                                               $460,000.00
     Class A Investor Default Amount                                                   $2,509,049.87

TOTAL CLASS A EXCESS SPREAD                                                            $1,244,984.92

REQUIRED AMOUNT                                                                                $0.00

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Nov-2000                            1995-A                                Page 3

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CLASS B AVAILABLE FUNDS
-----------------------

CLASS B FLOATING ALLOCATION PERCENTAGE                                                         8.00%

     Class B Finance Charge Collections                                                  $549,637.81
     Other Amounts                                                                             $0.00

TOTAL CLASS B AVAILABLE FUNDS                                                            $549,637.81

     Class B Monthly Interest                                                            $186,133.33
     Class B Servicing Fee                                                                $40,000.00

TOTAL CLASS B EXCESS SPREAD                                                              $323,504.48

EXCESS SPREAD
-------------

TOTAL EXCESS SPREAD                                                                    $1,568,489.40

     Excess Spread Applied to Required Amount                                                  $0.00

     Excess Spread Applied to Class A Investor Charge Offs                                     $0.00

     Excess Spread Applied to Class B Items                                              $218,178.25

     Excess Spread Applied to Class B Investor Charge Offs                                     $0.00

     Excess Spread Applied to Monthly Cash Collateral Fee                                 $26,666.66

     Excess Spread Applied to Cash Collateral Account                                          $0.00

     Excess Spread Applied to Reserve Account

     Excess Spread Applied to other amounts owed to
     Cash Collateral Depositor                                                                 $0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
GROUP I                                                                                $1,323,644.49

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Nov-2000                            1995-A                                Page 4

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

EXCESS FINANCE CHARGE COLLECTIONS -- GROUP I
--------------------------------------------

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL SERIES
IN GROUP I                                                                             $3,139,668.44

SERIES 1995-A EXCESS FINANCE CHARGE COLLECTIONS
-----------------------------------------------

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO
SERIES 1995-A                                                                                  $0.00

     Excess Finance Charge Collections applied to
     Required Amount                                                                           $0.00

     Excess Finance Charge Collections applied to
     Class A Investor Charge Offs                                                              $0.00

     Excess Finance Charge Collections applied to
     Class B Items                                                                             $0.00

     Excess Finance Charge Collections applied to
     Class B Investor Charge Offs                                                              $0.00

     Excess Finance Charge Collections applied to
     Monthly Cash Collateral Fee                                                               $0.00

     Excess Finance Charge Collections applied to
     Cash Collateral Account                                                                   $0.00

     Excess Finance Charge Collections applied to
     Reserve Account                                                                           $0.00

     Excess Finance Charge Collections applied to
     other amounts owed Cash Collateral Depositor                                              $0.00

YIELD AND BASE RATE
-------------------

     Base Rate (Current Month)                                                                 8.88%
     Base Rate (Prior Month)                                                                   8.88%
     Base Rate (Two Months Ago)                                                                8.88%
                                                                                               ----
THREE MONTH AVERAGE BASE RATE                                                                  8.88%

     Portfolio Yield (Current Month)                                                          12.43%
     Portfolio Yield (Prior Month)                                                            13.88%
     Portfolio Yield (Two Months Ago)                                                         11.69%
                                                                                              -----
THREE MONTH AVERAGE PORTFOLIO YIELD                                                           12.67%

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Nov-2000                            1995-A                                Page 5

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PRINCIPAL COLLECTIONS
---------------------

CLASS A PRINCIPAL PERCENTAGE                                                                  92.00%

     Class A Principal Collections                                                    $43,990,911.97

CLASS B PRINCIPAL PERCENTAGE                                                                   8.00%

     Class B Principal Collections                                                     $3,825,296.66

TOTAL PRINCIPAL COLLECTIONS                                                           $47,816,208.63

INVESTOR DEFAULT AMOUNT                                                                $2,727,228.12

REALLOCATED PRINCIPAL COLLECTIONS                                                              $0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE
FROM OTHER SERIES                                                                              $0.00

CLASS A ACCUMULATION
     Controlled Accumulation Amount                                                            $0.00
     Deficit Controlled Accumulation Amount                                                    $0.00
CONTROLLED DISTRIBUTION AMOUNT                                                                 $0.00

CLASS B ACCUMULATION
     Controlled Accumulation Amount                                                            $0.00
     Deficit Controlled Accumulation Amount                                                    $0.00
CONTROLLED DISTRIBUTION AMOUNT                                                                 $0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR
PRINCIPAL SHARING                                                                     $50,543,436.75

INVESTOR CHARGE OFFS
--------------------

CLASS A INVESTOR CHARGE OFFS                                                                   $0.00
CLASS B INVESTOR CHARGE OFFS                                                                   $0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                                        $0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                                                        $0.00

CASH COLLATERAL ACCOUNT
-----------------------

     Required Cash Collateral Amount                                                  $52,000,000.00
     Available Cash Collateral Amount                                                 $52,000,000.00

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Nov-2000                            1995-A                                Page 6


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INTEREST RATE CAP PAYMENTS
--------------------------

     Class A Interest Rate Cap Payments                                                        $0.00
     Class B Interest Rate Cap Payments                                                        $0.00

TOTAL DRAW AMOUNT                                                                              $0.00
CASH COLLATERAL ACCOUNT SURPLUS                                                                $0.00

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                                       First USA Bank, National Association
                                       as Servicer


                                       By: /s/ Tracie Klein
                                           --------------------------------
                                               Tracie H. Klein
                                               First Vice President